UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2013

SPATIALIZER AUDIO LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26460	95-4484725
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, First Floor
Old Greenwich, Connecticut 06870
(Address of principal executive offices)

Registrant's telephone number, including area code:
(203) 542-0235

410 Park Avenue – 15th floor, New York, NY 10022
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 27, 2013, Spatializer Audio Laboratories, Inc. A (the “Company”) sold and issued 6,515,912 shares of the Company’s common stock (the “Control Shares”), $0.01 par value per share, to Lone Star Value Investors, LP, a Delaware limited partnership (“Lone Star LP”), with a primary business address at 53 Forest Avenue, First Floor, Old Greenwich, Connecticut 06870, for an aggregate purchase price of $100,000 pursuant to that certain Stock Purchase Agreement by and between the Company and Lone Star LP dated as of November 27, 2013 (the “Stock Purchase Agreement”). A copy of the Stock Purchase Agreement is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Also on November 27, 2013, and immediately after issuance of the Control Shares, the Company acquired (i) 2,334,516 shares of the Company’s common stock, representing approximately 19.23% of the then issued and outstanding shares of common stock, for $35,828 (approximately $0.0153 per share) from Greggory Schneider, and (ii) 4,181,396 shares of the Company’s common stock, representing approximately 34.44% of the then issued and outstanding shares of common stock, for $64,172 (approximately $0.0153 per share) from Jay Gottlieb (collectively, the “Company Redemptions”) pursuant to that certain Stock Redemption Agreement by and between the Company and Mr. Schneider dated as of November 27, 2013 and that certain Stock Redemption Agreement by and between the Company and Mr. Gottlieb dated as of November 27, 2013 (together, the “Stock Redemption Agreements”) respectively. A copy of each Stock Redemption Agreement is attached as Exhibits 10.2 and 10.3 hereto and incorporated by reference herein. As a result of the Company Redemptions, the Company repurchased a total of 6,515,912 shares of the Company’s common stock for an aggregate purchase price of $100,000.

As further disclosed under Item 5.02 of this Form 8-K, in connection with the transactions described in the Stock Purchase Agreement, Michael Pearce and Joshua Krom each resigned from the Company’s board of directors effective as of November 27, 2013 and Jeffrey E. Eberwein and Kyle Hartley were each appointed to the Company’s board of directors effective as of November 27, 2013. Additionally, also in connection with the transactions described in the Stock Purchase Agreement, Mr. Gottlieb resigned from his executive positions as President, Chief Executive Officer, Secretary and Treasurer of the Company and Mr. Schneider resigned from his executive position as Chief Financial Officer of the Company. Immediately following the resignations of Messrs. Gottlieb and Schneider Mr. Eberwein was appointed to the executive positions of President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company.

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to the Stock Purchase Agreement described under Item 1.01 of this Form 8-K, on November 27, 2013 the Company issued 6,515,912 shares of its common stock, $0.01 par value, to Lone Star for an aggregate purchase price of $100,000. All of the shares of the Company’s common stock issued pursuant to the Stock Purchase Agreement were issued pursuant to Section 4(2) or Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). Lone Star LP is an accredited investor, as defined under Rule 501 of the Securities Act. None of the securities issued is convertible.

Item 5.01. Change in Control of Registrant.

As disclosed under Item 1.01 of this Form 8-K, the Company entered into those certain Stock Redemption Agreements and that certain Stock Purchase Agreement on November 27, 2013.

Lone Star LP purchased the Control Shares for cash consideration of $100,000 pursuant to the terms of the Stock Purchase Agreement. As a result of the Company Redemptions and Lone Star LP’s purchase of the Control Shares, Lone Star LP now owns approximately 53.66% of the Company’s issued and outstanding common stock. As a result, there has been a change in control of the Company.

Lone Star LP may, at a future date, transfer the Control Shares to an entity affiliated with Lone Star LP.

Except as otherwise described above and in Item 1.01, there are no arrangements or understandings among the members of both the former and new control groups and their associates with respect to election of directors or other matters. We are not aware of any other arrangements that might result in a change of control in the future.

As the Company was a “shell company” as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) immediately prior to this change of control, we are required to provide the additional information that would be required if we were filing a general form for registration of securities on Form 10 under the Exchange Act as a smaller reporting company.

FORM 10 DISCLOSURE

Because the Company was a shell company immediately prior to the change in control described in Item 5.01 of this Form 8-K, the Company is providing the following information that would be required if the Company were filing a general form for registration of securities on Form 10.

Item 1. Business.

Following the change of control, the Company remains a “shell company” as that term is defined in the Exchange Act. Additional information about the Company including a description of our business and a history of the Company appears in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on February 28, 2013 (the “2012 Annual Report”).

Employees

As of the date hereof, we have no employees.

Item 1A. Risk Factors.

This information appears in our 2012 Annual Report.

Item 2. Financial Information.

This information appears in our 2012 Annual Report and in our Form 10-Q for the quarter ended September 30, 2013, as filed with the Securities and Exchange Commission on November 6, 2013 (the “September 10-Q”).

Item 3. Properties.

This information appears in our 2012 Annual Report.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

Principal shareholders

The information in Item 3.02 of this Form 8-K, “Unregistered Sales of Equity Securities” and Item 1.01 of this Form 8-K, “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Based on information available to the Company through filings with the Securities and Exchange Commission and information known to the Company, each of the following persons or groups beneficially owned 5% or more of the 12,142,025 shares of common stock outstanding as of November 27, 2013.

On November 27, 2013 the Company acquired (i) 2,334,516 shares of the Company’s common stock, representing approximately 19.23% of the then issued and outstanding shares of common stock from Greggory Schneider, and (ii) 4,181,395 shares of the Company’s common stock, representing approximately 34.44% of the then issued and outstanding shares of common stock, from Jay Gottlieb (collectively, the “Company Redemptions”) pursuant to those certain Stock Redemption Agreements further described under Item 1.01 of this Form 8-K.

Also on November 27, 2013, and immediately after the Company Redemptions, the Company sold and issued 6,515,912 shares of the Company’s common stock, $0.01 par value per share, to Lone Star LP, for an aggregate purchase price of $100,000 (the “Stock Purchase”) pursuant to that certain Stock Purchase Agreement further described under Item 1.01 of this Form 8-K.

Following the consummation of the Company Redemptions and the Stock Purchase, the number of shares outstanding of the Company’s common stock as of November 27, 2013 was 12,142,025, based on information available to the Company through filings with the Securities and Exchange Commission and information known to the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Lone Star Value Investors, LP(1) 53 Forest Avenue, First Floor Old Greenwich, CT 06870	6,515,912	53.66%
(1)
Lone Star Value Investors GP, LLC, a Delaware limited liability company (“Lone Star GP”), serves as the general partner of Lone Star LP. Lone Star Value Management, LLC, a Connecticut limited liability company (“Lone Star Management”), serves as the investment manager of Lone Star LP. Jeffrey E. Eberwein serves as the manager of Lone Star GP and sole member of Lone Star Management. As general partner of Lone Star LP, Lone Star GP may be deemed to be a beneficial owner of the shares held by Lone Star LP. As investment manager of Lone Star LP, Lone Star Management may be deemed to be a beneficial owner of the shares held by Lone Star LP. As manager of Lone Star GP and sole member of Lone Star Management, Mr. Eberwein may be deemed to be a beneficial owner of the shares held by Lone Star LP.

Security Ownership of Management
The information in Item 5.02 of this Form 8-K “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” is incorporated herein by reference.

As of November 27, 2013, the amount of common stock owned by the directors of the Company was:

Name of Individual or Group	Amount and Nature of Beneficial Ownership	Percent of Class
Jeffrey E. Eberwein (1)	6,515,912	53.66%
Greggory Schneider	427,250	3.52%
Jay Gottlieb	486,649	4.01%
All executive officers and directors as a group	7,429,811	61.19%
(1)
Lone Star LP holds title to the 6,515,912 shares disclosed above. Lone Star Value Investors GP, LLC, a Delaware limited liability company (“Lone Star GP”), serves as the general partner of Lone Star LP. Lone Star Value Management, LLC, a Connecticut limited liability company (“Lone Star Management”), serves as the investment manager of Lone Star LP. Jeffrey E. Eberwein serves as the manager of Lone Star GP and sole member of Lone Star Management. As general partner of Lone Star LP, Lone Star GP may be deemed to be a beneficial owner of the shares held by Lone Star LP. As investment manager of Lone Star LP, Lone Star Management may be deemed to be a beneficial owner of the shares held by Lone Star LP. As manager of Lone Star GP and sole member of Lone Star Management, Mr. Eberwein may be deemed to be a beneficial owner of the shares held by Lone Star LP.

Item 5. Directors and Executive Officers.

The information in Item 5.02 of this Form 8-K “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” is incorporated herein by reference

The following table sets forth the name, age and position with the Company of (i) each of the persons appointed to the Company’s Board of Directors and (ii) each of the persons appointed as Executive Officer(s) of the Company as described herein as of the date hereof:

NAME	AGE	PRINCIPAL POSITION
Jeffrey E. Eberwein	43	Chairman of the Board of Directors, President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer
Jay Gottlieb	68	Director
Greggory Schneider	36	Director
Kyle Hartley	44	Director

Below is a biography of the current members of the Board of Directors:

Jeffrey E. Eberwein has 20 years of Wall Street experience and is the Founder and CEO of Lone Star Value Management, LLC, an investment firm. Prior to founding Lone Star Value Management, LLC in January 2013, Mr. Eberwein was a Portfolio Manager at Soros Fund Management from January 2009 to December 2011 and Viking Global Investors from March 2005 to September 2008. Mr. Eberwein is Chairman of the Board of Digirad Corporation, a medical imaging company; Chairman of the Board of Crossroads Systems, Inc., a data storage company; and Chairman of the Board of Aetrium Incorporated, a semiconductor company. Mr. Eberwein also serves on the Boards of NTS, Inc. and On Track Innovations Ltd. Mr. Eberwein served on the Board of The Goldfield Corporation from May 2012 until May 2013. Mr. Eberwein is the Treasurer and serves on the Executive Committee of the Board of Hope for New York, a 501(c)3 organization dedicated to serving the poor in New York City. Mr. Eberwein earned an MBA from The Wharton School, University of Pennsylvania and a BBA with High Honors from The University of Texas at Austin.

Jay A. Gottlieb is a private investor in various companies since 1998. He is involved in analysis and investment in undervalued special situations and shell corporations. He presently owns between 5% and 25% of several public companies and from 2008 to 2010 was a member of the Board of Directors of Golf Trust of America, Inc. (NYSE Amex: GTA). From 1992 to 1998 he was the editor of an investment service that analyzed and published extensive data on companies planning initial public offerings. From 1977 to 1991, Mr. Gottlieb was the President and Chairman of the Board of The Computer Factory, Inc. (NYSE), a nationwide organization involved in retail and direct sales, servicing and leasing of personal computers. From 1969 to 1988, he was President of National Corporate Sciences, Inc., a registered investment advisory service. Mr. Gottlieb holds a Bachelor of Arts degree from New York University.

Greggory Schneider is a private investor who specializes in undervalued publicly traded securities. During the past seventeen years, Mr. Schneider has been an active dealer in numismatic items, specializing in U.S. rare coins and currency. Mr. Schneider attended two years of courses at UCLA and is involved in several charitable organizations.

Kyle Hartley is the chief operating officer of Lone Star Value Management, LLC. Mr. Hartley has over 15 years of experience in the investment industry, including more than 11 years in senior management positions at alternative investment firms. Prior to joining Lone Star Value Management, LLC in May 2013, Mr. Hartley was the CFO/COO of Greenheart Capital Partners, a global emerging market long/short equity hedge fund firm spun out of Shumway Capital. From March 2008 through November 2011, Mr. Hartley was the CFO/COO/CCO of Apis Capital Advisors, a $750 million (peak AUM) global long/short equity hedge fund firm investing primarily in small cap value equities. From April 2006 through March 2008, Mr. Hartley served as the head of Marketing and Client Services at Mercury Partners, a $1 billion+ global long/short equity hedge fund firm focused on the real estate sector. From June 2004 to March 2006, Mr. Hartley was a Managing Director, the head of operational due diligence and a member of the Investment Committee of Taylor Investment Advisors, a hedge fund investment firm founded by the late Tommy Taylor. Mr Hartley’s initial position in the hedge fund industry was as the CFO/COO of CQ Capital, a long/short equity, technology-media- telecom sector hedge fund firm from 2002 to 2004. Prior to CQ Capital, Mr. Hartley served as a Director of Business Development at Greenwich Associates, a financial industry market-research and consulting firm, and as a Vice President in the Investment Banking division of Forum Capital Markets prior to its acquisition by First Union Securities. Mr. Hartley started his career at Clarion Marketing and Communications where he earned four promotions to Account Supervisor from 1992 to 1997. Mr. Hartley earned an MBA with Distinction from New York University’s Leonard N. Stern School of Business, and a BA from Dartmouth College.

None of the members of the board of directors or executive officers of the Company has, in the last ten years, been involved in any legal proceeding of the type described under Item 401(f) of Regulation S-K.

Item 6. Executive Compensation.

Summary Compensation Table

The Company does not currently have any employees and has not paid any salary in 2011, 2012 or 2013 to any of its officers.

Outstanding equity awards
There are no outstanding options at the end of 2012 or year to date 2013.

Director Compensation

Directors do not receive compensation. None of the Company’s directors received any cash compensation, stock option awards or other arrangements for services provided in their capacity as directors during the fiscal year ended December 31, 2012 or year to date 2013.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

Certain Relationships and Related Transactions

The information in Item 5.01 of this Form 8-K, “Changes in Control of the Registrant” is incorporated herein by reference.

Except as disclosed below and in Item 5.01 of this Form 8-K, none of the following persons has, since the beginning of the Company’s last fiscal year or in any currently proposed transaction, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect us:

(a)	Any director or officer;
(b)	Any proposed nominee for election as a director;
(c)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock;
(d)	Any promoters; or
(e)	Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary.

As set forth under Item 4 above, the Company and Messrs. Gottlieb, Schneider and Lone Star are parties to those certain Stock Redemption Agreements and Stock Purchase Agreement, respectively, which Stock Redemption Agreements and Stock Purchase Agreement are attached as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K.

In addition, as set forth in the Stock Purchase Agreement, Mr. Gottlieb has forgiven funds in the principal amount of $28,500 previously loaned or advanced to the Company, which loans and advances remained outstanding as of the date of the Stock Purchase Agreement.

Director Independence

Our common stock is quoted on the OTCQB of the OTC Marketplace, which does not have director independence requirements. Under NASDAQ Rule 4200(a)(15), a director is not considered independent if he or she has also been an executive officer or employee of the corporation during the current year or any of the past three years. As such, only Mr. Hartley can be classified as independent under this definition.

Item 8. Legal Proceedings.

This information appears in our 2012 Annual Report.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

This information appears in our 2012 Annual Report.

Item 10. Recent Sales of Unregistered Securities.

The information in Item 3.02 of this Form 8-K, “Unregistered Sales of Equity Securities” is incorporated herein by reference.

Item 11. Description of Registrant’s Securities to be Registered.

None.

Item 12. Indemnification of Directors and Officers.

Certificate of Incorporation; Amended and Restated Bylaws

Article IX of the Company’s Certificate of Incorporation, as amended, and Article VI of the Company’s bylaws, as amended, provide that the Company shall indemnify and hold harmless its officers and directors to the fullest extent allowed by law. In addition, Article X of the Company’s Certificate of Incorporation, provides that, to the fullest extent permitted by Delaware law, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director.

Delaware General Corporation Law (“DGCL”)

Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person identified acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

In the case of an action by or in the right of the corporation, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses that the court shall deem proper.

Section 145 further provides that to the extent a present or former director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter herein, he or she shall be indemnified against expense (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

Item 13. Financial Statements and Supplementary Data.

This information appears in our September 10-Q.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

This information appears in our September 10-Q. Since the date of the September 10-Q, the Company has had no disagreements with its certified public accountants with respect to accounting practices or procedures or financial disclosure.

Item 15. Financial Statements and Exhibits.

This information appears in our September 10-Q.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Stock Purchase Agreement described under Item 1.01 of this Form 8-K, Michael Pearce and Joshua Krom each resigned from the Company’s board of directors effective as of November 27, 2013. Effective as of November 27, 2013 and as permitted under Delaware law and specific provisions of the Company’s bylaws, each of Jeffrey E. Eberwein and Kyle Hartley were appointed to the Company’s board of directors to fill the vacancies resulting from Messrs. Pearce and Krom’s resignations. None of the resigning directors had any disagreements with the Company or any other member of the board of directors.

In addition, also in connection with the Stock Purchase Agreement, Mr. Gottlieb resigned from his executive positions as President, Chief Executive Officer, Secretary and Treasurer of the Company and Mr. Schneider resigned from his position as Chief Financial Officer of the Company. In addition, Mr. Gottlieb resigned as Chairman of the board of directors, but shall remain a member of the board of directors.

Mr. Eberwein was appointed, immediately following the effectiveness of Mr. Gottlieb’s and Mr. Schneider’s resignation, to the executive positions of President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company. In addition, Mr. Eberwein was appointed Chairman of the board of directors.

Item 9.01. Financial Statements and Exhibits.

Exhibits:

Exhibit No. Description
10.1 Stock Purchase Agreement (Lone Star LP)
10.2 Stock Redemption Agreement (Gottlieb)
10.3 Stock Redemption Agreement (Schneider)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPATIALIZER AUDIO LABORATORIES, INC. (Registrant)
Date: December 3, 2013	By:	/s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title: President and CEO

Exhibit Index

Exhibit No. Description
10.1 Stock Purchase Agreement (Lone Star LP)
10.2 Stock Redemption Agreement (Gottlieb)
10.3 Stock Redemption Agreement (Schneider)